UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K/A

AMENDMENT NO. 3 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 2, 2005

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The undersigned hereby amends Item 9.01 of the registrant’s Current Report on Form 8-K, dated December 2, 2005, to file Exhibit 4, including all schedules and exhibits, herewith.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – the Stations.*

(b)	Pro Forma Financial Information.*

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4)	Amended and Restated Credit Agreement, dated December 2, 2005, among Journal Communications, Inc., certain subsidiaries thereof from time to time party thereto, the financial institutions party thereto, Suntrust Bank, as syndication agent, Bank of America, N.A., as co-documentation agent, Wachovia Bank, National Association, as co-documentation agent, and U.S. Bank, N.A. as administrative agent.

(23)	Consent of Independent Registered Public Accounting Firm.*

*Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: May 1, 2009	By: /s/ Andre J. Fernandez
Andre J. Fernandez
Executive Vice President, Finance & Strategy and Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.
Exhibit Index to Current Report on Form 8-K/A
Dated December 2, 2005

Exhibit
Number

(4)	Amended and Restated Credit Agreement, dated December 2, 2005, among Journal Communications, Inc., certain subsidiaries thereof from time to time party thereto, the financial institutions party thereto, Suntrust Bank, as syndication agent, Bank of America, N.A., as co-documentation agent, Wachovia Bank, National Association, as co-documentation agent, and U.S. Bank, N.A. as administrative agent.

(23)	Consent of Independent Registered Public Accounting Firm.*

*Previously filed.